UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 6, 2021

THE BOEING COMPANY
(Exact name of registrant as specified in its charter)

1-442
Commission file number

Delaware			91-0425694
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

100 N. Riverside Plaza,	Chicago,	IL	60606-1596
(Address of principal executive offices)			(Zip Code)

(312)	544-2000
(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.00 Par Value	BA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement

On January 6, 2021, the Boeing Company (the “Company”) entered into a Deferred Prosecution Agreement (“DPA”) with the U.S. Department of Justice (“DOJ”) that, subject to court proceedings, resolves the previously disclosed DOJ investigation into the Company relating to the Company’s conduct regarding the evaluation of the Boeing 737 MAX airplane by the Federal Aviation Administration. A copy of the DPA is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Under the DPA, the Company has agreed to the filing of a criminal information charging the Company with one count of conspiracy to defraud the United States based on the conduct of two former 737 MAX program technical pilots. The DPA contemplates that the Company will: (1) make payments totaling $2.51 billion, which consist of (a) a $243.6 million criminal monetary penalty; (b) $500 million in additional compensation to the heirs and/or beneficiaries of those who died in the Lion Air Flight 610 and Ethiopian Airlines Flight 302 accidents; and (c) $1.77 billion to the Company’s airline customers for harm incurred as a result of the grounding of the 737 MAX, offset in part by payments already made and the remainder satisfied through payments to be made prior to the termination of the DPA; (2) review its compliance program for implementation of continuous improvement efforts; and (3) implement enhanced compliance reporting and internal controls mechanisms. Under the terms of the DPA, the criminal information will be dismissed after three years, provided that the Company fully complies with its obligations under the DPA.

Of the payments described above, $1.77 billion has been included in amounts reserved in prior quarters for 737 MAX customer considerations. The Company expects to incur earnings charges equal to the remaining $743.6 million in the fourth quarter of 2020.

Item 8.01. Other Events

On January 7, 2021, the Company issued a press release with respect to the DPA. A copy of this press release is furnished as Exhibit 99.1 hereto and incorporated herein in by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1	Deferred Prosecution Agreement dated January 6, 2021

99.1	Press Release dated January 7, 2021

104	104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY

By:	/s/ Grant M. Dixton
Grant M. Dixton
Senior Vice President, General Counsel & Corporate Secretary

Dated: January 7, 2021